UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 8, 2013, Real Goods Solar, Inc., a Colorado corporation (“Real Goods Solar”), and Real Goods Mercury, Inc., a Delaware corporation and wholly-owned subsidiary of Real Goods Solar (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mercury Energy, Inc., a Delaware corporation (“Mercury”). Pursuant to the terms of the Merger Agreement, subject to the satisfaction of closing conditions described below, Merger Sub will be merged with and into Mercury (the “Merger”), with Mercury continuing as the surviving corporation and becoming a wholly-owned subsidiary of Real Goods Solar. It is intended that the Merger qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Upon the consummation of the Merger (the “Effective Time”), Real Goods Solar will issue 7,900,000 shares of its Class A common stock (the “Real Goods Solar Common Stock”), subject to certain adjustments discussed below, as the consideration for the acquisition of Mercury.

The number of shares of Real Goods Solar Common Stock issued as merger consideration is subject to working capital and market price adjustments. Mercury’s working capital will be estimated for purposes of determining the number of shares of Real Goods Solar Common Stock to deliver at the Effective Time. If the amount of estimated working capital at the Effective Time is higher or lower than the working capital target set forth in the Merger Agreement, the number of shares of Real Goods Solar Common Stock paid at the Effective Time is increased or decreased, as the case may be. After the Effective Time, the parties will determine Mercury’s actual working capital and, if necessary, true-up the number of shares of Real Goods Solar Common Stock constituting the merger consideration. In addition, the merger consideration is also subject to a market price adjustment and will be increased in the event that the volume weighted average per share price on The NASDAQ Capital Market for the Real Goods Common Stock during the 20 consecutive trading days ending two days before the Effective Time (the “Average Closing Price”) is less than $2.56, and will be decreased in the event that the Average Closing Price is greater than $3.00, in each case, calculated in a manner set forth in the Merger Agreement. No fractional shares of Real Goods Solar Common Stock will be issued.

A certain number of shares of the merger consideration will be placed into escrow and distributed in accordance with an escrow agreement (a) to refund merger consideration to Real Goods Solar in case the post-Effective Date determination of Mercury’s working capital is lower than the estimated working capital at closing, (b) to pay any indemnification claims made by Real Goods Solar or certain other indemnified parties, and (c) to pay retention bonuses under the retention bonus agreements entered into by Mercury and three members of Mercury’s management described below. Escrowed shares remaining after satisfying any claims for a refund or indemnification, and paying the retention bonuses, will be distributed to Mercury stockholders.

Each of Real Goods Solar, Merger Sub and Mercury has made customary representations and warranties and agreed to customary covenants and indemnification obligations in the Merger Agreement. The consummation of the Merger is subject to various closing conditions, including, without limitation, (a) adoption of the Merger Agreement by Mercury’s shareholders, (b) approval by Real Goods Solar’s shareholders of the issuance of Real Goods Solar Common Stock in the Merger and the related transactions described herein, (c) the effectiveness of the registration statement on Form S-4 in connection with the issuance of Real Goods Solar Common Stock in the Merger, (d) approval by NASDAQ of Real Goods Solar’s application for listing of additional shares in connection with the Merger, (e) Mercury having cash on hand of no less than $8.5 million at the Effective Time (subject to a monthly decrease of $200,000 if the closing occurs after September 30, 2013), (f) subject to certain exceptions, the accuracy of the representations and warranties of each party, (g) a nominee of Mercury being nominated as a director for election at Real Goods Solar’s 2013 annual meeting, and (h) performance in all material respects of each party of its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both Real Goods Solar and Mercury, including the right of Real Goods Solar to terminate the Merger Agreement if the Average Closing Price is below $2.15 (unless Mercury agrees to use $2.15 as the “average closing price” as such term is defined in the Merger Agreement, in which case Real Goods Solar may not terminate the Merger Agreement). Mercury may be required to pay a termination fee of $500,000 to Real Goods Solar, and Real Gods Solar may be required to pay a termination fee of up to $400,000 to Mercury, if the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement.

The representations and warranties of Real Goods Solar and its subsidiaries (including Merger Sub) contained in the Merger Agreement have been made solely for the benefit of Mercury. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission by Real Goods Solar prior to the date of the Merger Agreement, (iii) have been qualified by confidential disclosures made to Mercury in connection with the Merger Agreement that may contain some nonpublic information that is not material under applicable securities laws, (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (vi) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Real Goods Solar or its subsidiaries (including Merger Sub) or their respective business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Real Goods Solar or any of its subsidiaries (including Merger Sub) or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Real Goods Solar’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Real Goods Solar and its subsidiaries (including Merger Sub) that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that Real Goods Solar files with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Real Goods Solar’s board of directors has unanimously approved the Merger and related transactions described herein. Subject to shareholder approval, the Merger is expected to close in the fourth quarter of 2013.

Real Goods Solar Employment Offer Letters and Non-Competition Agreements

Contemporaneously with the execution of the Merger Agreement, Real Goods Solar executed employment offer letters and non-competition agreements with certain members of Mercury’s management.

Mercury Retention Bonus Agreements

Contemporaneously with the execution of the Merger Agreement, Mercury entered into retention bonus agreements with three members of Mercury’s management. Pursuant to the agreements, approximately 780,000 shares of the Real Goods Solar Common Stock included in the merger consideration will be issued to those members of Mercury’s management in four separate payments, subject to the satisfaction of certain conditions set forth in the retention bonus agreements, with payments to be made three, six and nine months after the closing date and upon termination of the escrow agreement.

Mercury Shareholder Voting Agreement

In connection with the execution of the Merger Agreement, Real Goods Solar entered into a Pre-Voting Agreement (the “Voting Agreement”) with Mercury and three members of Mercury’s board of directors who hold approximately 2.9% of the Mercury Preferred Stock and approximately 1.2% of the voting power of Mercury’s capital stock (the “Consenting Preferred Holders”) under which the Consenting Preferred Holders agreed to vote their shares of Mercury capital stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby and against certain actions or competing proposals that could breach or interfere with the Merger Agreement. Concurrently with the execution of the Pre-Voting Agreement, each Consenting Preferred Holder delivered to Real Goods Solar a proxy with respect to the shares of Mercury capital stock owned by each of them. The Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time, and (ii) the termination of the Merger Agreement. Pursuant to the Voting Agreement, the Consenting Preferred Holders also agreed not to transfer or dispose of any of their Mercury capital stock or enter into any voting arrangement or grant any proxies with respect to their Mercury capital stock.

The foregoing description of the Voting Agreement is not complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Additional Information About the Transaction

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transaction described herein will be submitted to the shareholders of each of Real Goods Solar and Mercury for approval. Real Goods Solar plans to file with the Securities and Exchange Commission a registration statement on Form S-4 containing a proxy statement/prospectus of Real Goods Solar as well as other relevant documents in connection with the transaction. SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REAL GOODS SOLAR, MERCURY AND THE PROPOSED TRANSACTION.

A free copy of the registration statement and proxy statement/prospectus, once available, as well as other filings containing information about Real Goods Solar and Mercury, may be obtained at the SEC’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of Real Goods Solar’s website (www.RealGoodsSolar.com) or by directing a request to 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., heidi.french@realgoods.com or (303) 222-8430.

Real Goods Solar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Real Goods Solar in connection with the transaction. Information about Real Goods Solar’s directors and executive officers is set forth in Real Goods Solar’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on April 30, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the transaction when it becomes available. Free copies of these documents may be obtained as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the transaction described herein, successfully closing the transaction described herein, realizing synergies and other benefits from the transaction described herein, introduction of new products and services, completion and integration of acquisitions, the possibility of negative economic conditions, and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated August 8, 2013, among Real Goods Solar, Inc., Real Goods Mercury, Inc. and Mercury Energy, Inc.

10.1	Pre-Voting Agreement, dated August 8, 2013, among Mercury Energy, Inc., Real Goods Solar, Inc., Timothy Greener, Peter Kaufmann and Richard D. White

99.1	Press Release, issued by Real Goods Solar, Inc. on August 9, 2013

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Kam Mofid
Kam Mofid
Chief Executive Officer

Date: August 9, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated August 8, 2013, among Real Goods Solar, Inc., Real Goods Mercury, Inc. and Mercury Energy, Inc.

10.1	Pre-Voting Agreement, dated August 8, 2013, among Mercury Energy, Inc., Real Goods Solar, Inc., Timothy Greener, Peter Kaufmann and Richard D. White

99.1	Press Release, issued by Real Goods Solar, Inc. on August 9, 2013

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.